UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2014

Date of Report (Date of earliest event reported)

Innovate Building Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

FLORIDA	333-175692	20-8926549
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7830 Inishmore Dr., Indianapolis, IN

46214

(Address of Principal Executive Offices) (Zip Code)

(317) 652-30773

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of Material Definitive Agreement

Effective immediately, the June 4th, 2014 announcement that the Company had entered into an agreement to acquire 100% of the issued and outstanding shares of Innovate Building Systems Inc. (an Alberta corporation) is hereby cancelled. As a consequence the Company will not be issuing 73,000,000 for the acquisition. There are no penalties associated with the termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATE BUILDING SYSTEMS, INC.

Dated: August 27, 2014	/s/ David Cupp
David Cupp,
Principal Executive Officer, Principal Accounting Officer,
Chief Financial Officer, Secretary, Chairman of the Board